UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

Perfumania Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-19714	65-0977964
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

35 Sawgrass Drive, Suite 2

Bellport, NY 11713

(Address of Principal Executive Offices)(Zip Code)

(631) 866-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

This Form 8-K/A is being filed pursuant to Securities and Exchange Commission guidance regarding “reverse acquisitions” to amend the disclosure provided in the Form 8-K filed on September 11, 2008 with respect to a change in the registrant’s certifying accountant.

On August 11, 2008, the registrant, Perfumania Holdings, Inc. (the “Company”) completed its acquisition of Model Reorg, Inc. (“Model Reorg”) when Model Reorg merged into the Company’s wholly owned subsidiary, Model Reorg Acquisition LLC. For accounting purposes, this merger was a “reverse acquisition” and Model Reorg was considered to be the acquiror. Accordingly, the Company’s historical financial condition and results of operations shown for comparative purposes in future periodic filings will reflect Model Reorg’s historical results.

The Company’s historical financial statements were audited by Deloitte & Touche LLP. Model Reorg’s historical financial statements were audited by BDO Seidman, LLP. On September 9, 2008, the Audit Committee of the Company’s Board of Directors approved a change in accountants by making the determination to engage Deloitte & Touche LLP to be the Company’s principal accountant and to dismiss BDO Seidman, LLP as the Company’s principal accountant, effective immediately.

BDO Seidman will continue to perform services for the Company, consisting of finalizing the audit of Model Reorg’s financial statements for the transition period from November 1, 2007 to February 2, 2008. The Company expects that these services will be completed by October 31, 2008.

BDO Seidman, LLP’s audit reports on the consolidated financial statements of Model Reorg and subsidiaries for the fiscal years ended October 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Model Reorg’s two most recent fiscal years and through the date hereof, there were no disagreements between Model Reorg or the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the matter in its audit report; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO Seidman, LLP with a copy of the foregoing disclosures and requested that BDO Seidman, LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with them. A copy of BDO Seidman, LLP’s response is attached as Exhibit 16.1 to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of BDO Seidman, LLP dated September 22, 2008 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfumania Holdings, Inc.

Date: September 22, 2008	By:	/s/ Donna Dellomo
Donna Dellomo
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter of BDO Seidman, LLP dated September 22, 2008 to the Securities and Exchange Commission